UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. The meeting will be held on Tuesday, May 19, 2020, at 10:00 a.m. Eastern Time. Due to the evolving nature of the COVID-19 pandemic, we will be hosting our first completely virtual meeting of shareholders in order to mitigate any health risks. The meeting will be conducted solely online via live webcast and there will be no physical location for the meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting. We believe that hosting a virtual meeting this year will enable greater shareholder attendance and participation.

At the meeting, you will be asked to:

1.	elect three directors for a term of three years each;

2.	approve, in an advisory (non-binding) vote, the Company’s named executive officer compensation disclosed in this Proxy Statement;

3.	approve an amendment to the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan;

4.	ratify the appointment of Yount, Hyde and Barbour, P.C. as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2020; and

5.	transact such other business as may properly come before the Annual Meeting or any adjournments or postponement thereof.

You will find information regarding these matters in the Proxy Statement.

You may vote your shares by internet, telephone or regular mail, or virtually at the Annual Meeting. On or about April 6, 2020, we mailed our shareholders a Notice containing instructions on how to obtain the Proxy Statement and the 2019 Annual Report to Shareholders on the internet and how to vote their shares over the internet. You may read, print or download the Proxy Statement and 2019 Annual Report to Shareholders at www.envisionreports.com/VBFC. You may request paper copies of these materials as well by following the instructions on the Notice. If you receive a proxy card, it also contains instructions regarding how to vote by internet, telephone, regular mail or virtually at the Annual Meeting.

Your vote is very important. Please take time to vote now so that your shares are represented at the meeting. We appreciate your continued support.

Sincerely,

William G. Foster
President and Chief Executive Officer

Midlothian, Virginia

April 6, 2020

VILLAGE BANK AND TRUST FINANCIAL CORP.

13319 Midlothian Turnpike, Midlothian, Virginia 23113

NOTICE OF ANNUAL MEETING

YOU ARE HEREBY NOTIFIED of and invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp., a Virginia corporation, to be held on May 19, 2020 at 10:00 a.m. Eastern Time. Due to the evolving nature of the COVID-19 pandemic, we will be hosting a completely virtual meeting of shareholders in order to mitigate any health risks. The meeting will be conducted solely online via live webcast and there is no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.meetingcenter.io/249128519 on the meeting date and time described in this Proxy Statement.

The Meeting is being held for the purpose of considering and voting on the following:

1.	The election of three directors for a term of three years each;
2.	The approval, in an advisory (non-binding) vote, of the Company’s named executive officer compensation disclosed in this Proxy Statement;
3.	The approval of an amendment to the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan;
4.	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2020; and
5.	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

All shareholders of record of the Company’s common stock at the close of business on March 25, 2020 are entitled to notice of and to vote at the meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT. YOU HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE INDICATE YOUR VOTE BY SUBMITTING YOUR PROXY.

YOU MAY SUBMIT YOUR PROXY AND VOTE YOUR SHARES:

•	BY EXECUTING AND RETURNING THE PROXY CARD AS DIRECTED ON THE PROXY CARD; OR
•	BY VOTING BY TELEPHONE OR INTERNET. TO VOTE BY TELEPHONE OR INTERNET, SIMPLY USE THE INSTRUCTIONS ON THE PROXY CARD OR THE NOTICE RECEIVED IN THE MAIL.

IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE AT THE MEETING ON ANY MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

If you are a registered shareholder, please follow the instructions on your proxy card or on the Important Notice Regarding the Availability of Proxy Materials to attend the Annual Meeting virtually on the internet.

If your shares of the Company’s common stock are held by a broker or other custodian, then that organization is considered the shareholder of record and the shares are considered held in “street name”. The Company provided its proxy materials to the shareholder of record for distribution to you along with your voting instructions. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you. As a beneficial owner, you must register in advance to attend the Annual Meeting virtually on the internet. Additional instructions are included in this Proxy Statement.

By Order of the Board of Directors,

Deborah M. Golding, Corporate Secretary

Midlothian, Virginia

April 6, 2020

VILLAGE BANK AND TRUST FINANCIAL CORP.

13319 Midlothian Turnpike, Midlothian, Virginia 23113

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Village Bank and Trust Financial Corp. (the “Company”) to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 19, 2020 at 10:00 a.m. Eastern Time. The meeting will be conducted solely online via live webcast and there is no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.meetingcenter.io/249128519 on the meeting date and time described in this Proxy Statement.

This Proxy Statement is being furnished to shareholders beginning April 6, 2020. In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, the Company is furnishing this Proxy Statement over the internet to its shareholders. Most of the Company’s shareholders will not receive printed copies of the Proxy Statement; instead, most shareholders will receive the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 19, 2020 (the “Notice of Internet Availability”), which contains instructions on how to access the proxy materials over the internet and vote shares. The Notice of Internet Availability was first mailed to shareholders on or about April 6, 2020. By furnishing proxy materials over the internet, the Company is able to reduce the printing and mailing costs of this solicitation and help conserve natural resources. If you would like to receive paper copies of the proxy materials, please follow the instructions on the Notice of Internet Availability. Shareholders may vote over the internet, by telephone or mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2020

A complete set of proxy materials relating to the Annual Meeting is available on the internet. These materials, including the Notice of Annual Meeting, Proxy Statement, proxy card and the 2019 Annual Report on Form 10-K may be viewed at www.envisionreports.com/VBFC.

Voting and Revocation of Proxies

All properly executed proxies and all properly completed proxies submitted by telephone or internet pursuant to this solicitation will be voted in accordance with the directions given in the proxy unless the proxy is revoked prior to the completion of voting at the Annual Meeting. Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote at the meeting. Any shareholder who has completed and returned a proxy may revoke it by (1) attending the Annual Meeting and voting at the meeting, (2) submitting a new proxy bearing a later date, or (3) submitting written notice of revocation to the Corporate Secretary addressed to Village Bank and Trust Financial Corp., P.O. Box 330, Midlothian, Virginia, 23113. Proxies will extend to, and will be voted at, any adjournments or postponements of the Annual Meeting.

If you are a registered shareholder, please follow the instructions on your proxy card or on the Notice of Internet Availability to attend the Annual Meeting virtually on the internet and to vote your shares at the meeting.

If you hold your shares through a broker or other custodian, then that organization is considered the shareholder of record and the shares are considered held in “street name”. The Company provided its proxy materials to the shareholder of record for distribution to you along with voting instructions. As the beneficial owner of the shares, you have the right to direct the shareholder of record how to vote your shares. Check the information forwarded to you by the shareholder of record to see which voting methods are available to you. If your shares are held through a broker or other shareholder of record and you wish to revoke your proxy or change your vote, you should contact that organization.

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As a beneficial owner, you must register in advance to attend the Annual Meeting virtually on the internet. To register to attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to the Company’s transfer agent, Computershare, Inc. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 14, 2020. You will receive a confirmation of your registration by email after Computershare, Inc. receives your registration materials. Requests for registration should be directed to Computershare, Inc. at the following:

By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare, Inc.
Village Bank and Trust Financial Corp., Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Voting Rights

Only shareholders of record of the Company’s common stock at the close of business on March 25, 2020, the Record Date, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The number of shares outstanding and entitled to vote on the Record Date was 1,453,759. A majority of the votes entitled to be cast by the holders of the common stock, represented by attendance at the meeting or by proxy, will constitute a quorum for the transaction of business.

Each shareholder of record of the Company’s common stock on the Record Date will be entitled to one vote for each share registered in his or her name with respect to each matter to be voted upon at the Annual Meeting. Shares for which the shareholder has elected to abstain or to withhold the proxies’ authority to vote on a matter, and “broker non-votes,” will count toward a quorum.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the three nominees for Class B director who receive the greatest number of affirmative votes cast at the Annual Meeting, during the meeting or by proxy, even if less than a majority, will be elected directors; therefore, votes withheld and broker non-votes will have no effect.

For all other proposals, votes may be cast in favor or against, or shareholders may abstain from voting. Approval of the other proposals requires an affirmative vote of a majority of the votes cast on the matter. Although abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, they generally do not count as votes cast, and therefore will have no effect on such proposals.

Routine and Non-Routine Proposals

If you own shares held in street name, meaning through a broker or other similar organization, and you do not provide the organization that holds the shares with specific voting instructions then, under applicable rules, the organization that holds the shares may generally vote your shares with respect to “routine” matters but cannot vote on “non-routine” matters. If the organization that holds such shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to the shares. This is referred to as a “broker non-vote”.

The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2020 is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposal 4. The election of three directors, the amendment of the 2015 Stock Incentive Plan, and the advisory (non-binding) vote to approve the Company’s named executive officer compensation are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on these non-routine matters, and therefore broker non-votes may occur in connection with Proposals 1, 2 and 3.

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Costs of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. Solicitation is being made by the Company’s board of directors by mail and electronic notice and access to the internet. In addition to the solicitation of proxies by mail, the Company may also solicit proxies through its directors, officers, and employees. The Company will also request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

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PROPOSAL ONE – ELECTION OF DIRECTORS

The board of directors currently consists of nine directors that are divided into three classes (A, B and C). The terms of office of three directors of the Company will expire at the Annual Meeting and these directors have been nominated for election to serve as directors in Class B for three-year terms ending in 2023. Six other directors will continue serving terms that end in either 2021 or 2022, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected. The board of directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the board of directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s and incumbent director’s age, business experience in the past five years and the year each individual was first elected to the board of directors of the Company or its predecessor and current subsidiary, Village Bank (the “Bank”). In addition, the following information includes the particular experience, qualifications, attributes or skills that led the board of directors to conclude that the person should serve as a director. Unless otherwise specified, each nominee and incumbent director has held his current position for at least five years.

Nominees for Election as Directors

For Terms to Expire in 2023 (Class B)

Raymond T. Avery, III, 70, has been a director since 1998. Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes. This company specializes in the “work force affordable” sector of the residential construction market. Mr. Avery has over 38 years of experience in real estate development and home building in central Virginia. This experience provides managerial expertise to the board of directors as well as an extensive knowledge of the real estate market in which the Bank operates. Mr. Avery serves as Vice Chair of the Board Risk Committee and is a member of the Audit Committee. He is also a member of the board of directors of Village Bank Mortgage Corporation.

William G. Foster, 58, has served as Chief Executive Officer of the Company and the Bank since March 1, 2014. He has served as President of the Company and the Bank since August 2013. He previously served as Senior Vice President and Chief Credit Officer of the Bank. Prior thereto, he was an independent consultant focusing on business restructuring, turnaround and strategic planning. From March 1990 until April 2008, he served in several executive leadership roles with SunTrust Bank (and its predecessor Crestar Bank), including Group Executive Vice President-MidAtlantic Commercial Real Estate Banking, Senior Managing Director and Senior Credit Officer for Corporate and Investment Banking, and Group Executive Vice President-MidAtlantic Commercial Banking Line of Business. Mr. Foster has more than 30 years of banking industry experience, which has afforded him broad knowledge and a keen understanding of all aspects of banking. In addition to his banking experience, he currently serves on the board of directors of the Retail Merchants Association where he sits on the Finance and Government Relations Committees, Virginia Association of Community Banks where he serves as Incoming Chair and sits on the Executive Committee, Virginia Bankers Association Benefits Corporation where he chairs the Investment Committee and sits on the Supplemental Retirement Plan Administrative Committee for Chesterfield County Public Schools. Mr. Foster is a member of the Executive Committee, Board Risk Committee, and an Advisory Member of the Compensation Committee. He is also a member of the board of directors of Village Bank Mortgage Corporation.

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Charles E. Walton, 74, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Walton is part-owner of Charles E. Walton & Co., P.C., a certified public accounting firm. Mr. Walton provides accounting and auditing experience, as well as investment and business advisory skills that are critical for the Company. Mr. Walton qualifies as an audit committee financial expert under SEC guidelines. Mr. Walton is a member of the Audit Committee, Board Risk Committee and Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE

Incumbent Directors

Whose Terms Will Expire in 2021 (Class C)

Frank E. Jenkins, Jr., 54, has been a director since 2017. He is Managing Partner of Adams, Jenkins and Cheatham, one of the largest accounting firms in Virginia. The firm’s core client base and business strategy align well with the Bank’s mission of working closely with individuals and businesses to solve problems and help businesses grow and prosper. Mr. Jenkins brings valuable business and accounting experience to the board of directors as a Certified Public Accountant, business owner and entrepreneur. His substantial network of business and personal relationships helps the Company grow and achieve its strategic goals. Mr. Jenkins is a member of the Virginia Young Presidents' Organization (YPO), the American Institute of Certified Public Accountants (AICPA), the Community Associations Institute, and the Virginia Society of Certified Public Accountants (VSCPA). He is a licensed CPA in Virginia and North Carolina, and qualifies as an audit committee financial expert under SEC guidelines. Mr. Jenkins serves as Chair of the Audit Committee and is a member of the Executive Committee, Nominating and Corporate Governance Committee and Board Risk Committee.

Michael A. Katzen, 66, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Katzen is Partner and President of The Law Firm of Michael A. Katzen, P.C. He is a director of Glebe Hill Associates, Inc., a privately held development company. His experience with real estate law provides the board of directors with expertise in evaluating significant loan relationships as well as working out nonperforming loans collateralized by real estate. Mr. Katzen currently serves as Chair of the Compensation Committee, and is a member of the Executive Committee, Nominating and Corporate Governance Committee and Board Risk Committee.

Michael L. Toalson, 67, has been a director since 2004. Mr. Toalson retired as Chief Executive Officer of the Home Builders Association of Virginia (“HBAV”) in June 2017. He led the HBAV lobbying team before state lawmakers and regulators and was the chief administrative officer of the 3,000 member business organization. His familiarity with various home builders and the Virginia real estate market in general are invaluable to the board of directors in evaluating significant loan relationships and marketing the Bank’s services to the home building community. Mr. Toalson currently serves as a member of the Audit Committee and Board Risk Committee. He also serves as Chair of the board of directors of Village Bank Mortgage Corporation.

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Incumbent Directors

Whose Terms Will Expire in 2022 (Class A)

Craig D. Bell, 62, is a founder of the Bank and has been a director since 1998. Mr. Bell is Chair of the board of directors of the Company and the Bank. He is a partner with the law firm of McGuireWoods LLP, where he is head of the State and Local Tax and Tax Litigation Groups. McGuireWoods is a 1,014 attorney international law firm having offices in thirteen states and seven countries. Mr. Bell is an Emeritus Director of the Community Tax Law Project, a non-profit provider of pro bono tax assistance to low income families and its former President; a Fellow of the American College of Tax Council; former Chair of both the Virginia State Bar Section of Taxation and the Virginia Bar Association Tax Section; a Master member of the Edgar J. Murdock Inn of Court for Tax; an adjunct Professor of Law at the College of William and Mary School of Law; and a Trustee and Board Chair of the Henricus Park Foundation. He is also President of the ASAC Foundation, a nonprofit organization that has charitable and educational purposes in the areas of antique arms and armor. Mr. Bell retired from the Army Reserves in 2006 as a Lieutenant Colonel after completing 27 years of service. As a result of the foregoing experience, Mr. Bell brings leadership and decision making skills to the board of directors. Mr. Bell currently serves as Chair of the Executive Committee, Chair of the Nominating and Corporate Governance Committee, and is a member of the Compensation Committee and Board Risk Committee. He also serves as an ex officio member of all committees.

Devon M. Henry, 43, has been a director since March 2018. Mr. Henry is Chief Executive Officer and President of Team Henry Enterprises, LLC. Team Henry is a multi-discipline contracting and logistics firm headquartered in Newport News, Virginia, with offices in Richmond, Virginia, Raleigh, North Carolina and Miami, Florida. In 2014, Team Henry Enterprises was recognized in Fortune Magazine, ranking 12th on The 100 List of fastest growing inner city companies in the country. Mr. Henry brings valuable business experience to the board of directors as a business owner and entrepreneur. His substantial network of business and personal relationships will help the Company grow and achieve its strategic goals. Mr. Henry is active in the community and speaks at several local universities about entrepreneurship and S.T.E.M. initiatives. He serves on several boards and committees to include the Board of Visitors for Norfolk State University, Eastern Regional Director for Phi Beta Sigma Fraternity, Board of Directors for Venture Richmond, Transportation DBE Advisory Committee, Young Presidents Organization (YPO), and Metropolitan Business League. Mr. Henry serves as a member of the Compensation Committee and Board Risk Committee. He is also a member of the board of directors of Village Bank Mortgage Corporation.

George R. Whittemore, 70, has been a director since 1998. Mr. Whittemore is Vice Chair of the board of directors of the Company and the Bank. Mr. Whittemore is retired, and served as a member of the board of directors of Condor Hospitality, Inc. (formerly SuperTel Hospitality Trust, Inc.), a publicly traded (Nasdaq listed) real estate investment trust that owns hotels (from November 1994 to March 2016) and served as chair of its compensation committee and was a member of its audit committee. He was a consultant to SuperTel Hospitality from August 2004 to August 2005 and its president from November 2001 to August 2004. Mr. Whittemore served as director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc., a brokerage and investment banking firm from November 1996 until November 2001. He was President/Chief Executive Officer of Pioneer Financial Corporation and its subsidiary, Pioneer Federal Savings Bank, from September 1982 until its merger with Signet Banking Corporation (now Wells Fargo Corporation) in August 1994. Mr. Whittemore was a director of Prime Group Realty Trust, Inc., a real estate investment trust that owned commercial office buildings, and served as chair of its audit committee from July 2005 until December 2012. He is a director of Lightstone Value Plus REIT (since July 2006), Lightstone Value Plus REIT II (since June 2008), and Lightstone Value Plus REIT III, Inc. (since December 2013), all of which are non-publicly traded real estate investment trusts (all three of which are SEC filers) that own various types of commercial real estate and related investments, and is chair of the audit committee of Lightstone Value Plus REIT and a member of the audit committee of the other two REITs. Mr. Whittemore provides experience in banking, investment banking, commercial real estate, public company management and board governance that are important to the Company. Mr. Whittemore qualifies as an audit committee financial expert under SEC guidelines. Mr. Whittemore serves as Chair of the Board Risk Committee, and is a member of the Executive Committee, Audit Committee and Nominating and Corporate Governance Committee.

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Executive Officers Who Are Not Directors

James E. Hendricks, Jr., 57, has served as Executive Vice President, Chief Operating Officer and Chief Risk Officer of the Bank since December 2016. He has served as Chief Credit Officer since March 2014. Prior thereto, he served as Director of Special Assets of the Bank. From 1990 to 2013, Mr. Hendricks served in several leadership roles at SunTrust Bank (and its predecessor Crestar Bank), including Senior Vice President and Consumer Banking Chief Operational Risk Officer, Senior Vice President and Consumer Lending Credit and Compliance Risk Officer, and Senior Vice President of Credit Process Review. Prior to 1990, he served as Bank Examiner for the Comptroller of the Currency. Mr. Hendricks received his Bachelor of Science degree in Finance from Virginia Tech and Master of Business Administration degree from University of Richmond. He volunteers his time to a local Boy Scout troop in various capacities, including Assistant Scout Master, advancement chair and merit badge councilor. Mr. Hendricks has over 30 years of banking industry experience.

Donald M. Kaloski, Jr., 38, has served as Executive Vice President - Chief Financial Officer of the Company and the Bank since May 31, 2018. He joined the Company in March 2013 and was promoted to Senior Vice President of Accounting in April 2015. Prior thereto, he had over six years of experience in public accounting, supervising audit teams on financial institution engagements throughout the country. Mr. Kaloski is a 2006 graduate of Troy University with a Bachelor of Science degree in Accounting, holds a Master of Business Administration degree from Troy University and is a Certified Public Accountant and Chartered Global Management Accountant with 12 years of experience in the banking industry. Mr. Kaloski is a Committee member on the Virginia Bankers Association Chief Financial Officer Committee. He also served as past Lt. Governor for Capital District Division 11 of Kiwanis International.

Rebecca L. Kline, 62, has served as Executive Vice President - Retail Banking of the Bank since September 2009. Prior thereto, Mrs. Kline served as Vice President - Retail Manager of the Bank since 2006. Prior to her service to the Bank, Mrs. Kline was First Vice President of First Market Bank and Senior Vice President of Central Fidelity Bank. Mrs. Kline is a member of the Rotary Club of Goochland, having served as Past President and Assistant Governor, District 7600 Foundation Annual Giving Chair, and serves as Board Chair of the Goochland YMCA. Mrs. Kline has over 40 years of banking industry experience.

Max C. Morehead, Jr., 56, has served as Executive Vice President - Commercial Banking since March 2014. Prior thereto, Mr. Morehead held various positions at SunTrust Bank for 25 years, including managing commercial and business banking groups. Mr. Morehead also serves as Immediate Past Chair of the Chesterfield County based non-profit, Substance Abuse Free Environment (SAFE). He is a 1986 graduate of the Virginia Military Institute. He has over 33 years of banking experience.

James C. Winn, 46, has served as President and Chief Executive Officer of Village Bank Mortgage Corporation since December 2017. Prior thereto, he served as Senior Vice President and Risk Manager of the Mortgage Company. From 1998 to 2009, he served in several leadership roles with Benchmark Mortgage, to include Vice President of Secondary Market. Mr. Winn is a 1997 graduate of Virginia Commonwealth University and has over 20 years of mortgage banking experience.

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SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 25, 2020, unless otherwise noted, certain information with respect to the beneficial ownership of shares of common stock by each of the directors, by the executive officers named in the “Summary Compensation Table” below, and by the directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in themselves at once or at some future time.

Beneficial Ownership

Name	Amount and Nature of Beneficial Ownership	Percent of Class (%)
Directors
R. T. Avery, III (1)	18,953	1.30%
Craig D. Bell (2)	18,861	1.30%
William G. Foster (3)	31,460	2.16%
Devon M. Henry (4)	613	*
Frank E. Jenkins, Jr. (5)	1,653	*
Michael A. Katzen (6)	9,421	*
Michael L. Toalson (7)	9,912	*
Charles E. Walton (8)	12,226	*
George R. Whittemore (9)	11,328	*
Named Executive Officers
James E. Hendricks, Jr. (10)	18,385	1.26%
Max C. Morehead, Jr. (11)	9,261	*

Directors and executive officers as a group (14 persons)	151,955	10.45%

*Indicates that holdings amount to less than 1% of the outstanding shares of common stock.

(1) Amount disclosed includes 1,579 shares of common stock owned by Mr. Avery; 3,803 shares of common stock in Mr. Avery’s IRA; 3,136 shares of common stock owned by Mr. Avery’s spouse; 252 shares of common stock owned by JG Developers, Inc., in which Mr. Avery has a 100% interest; 9,973 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Raymond T. Avery, III; and the unvested portion of a restricted stock award (time-based) of 210 shares.

(2) Amount disclosed includes 1,361 shares of common stock owned by Mr. Bell; 3,125 shares of common stock in Mr. Bell’s IRA account; 4,506 shares of common stock in a revocable trust; 7 shares of common stock owned jointly with Mr. Bell’s brother; 9,277 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Craig D. Bell; and the unvested portion of a restricted stock award (time-based) of 210 shares. Mr. Bell also has stock options for 375 shares, which vested on July 15, 2013 and have not been exercised.

(3) Amount disclosed includes 15,540 shares of common stock owned by Mr. Foster, of which 4,416 shares are held jointly with Mr. Foster’s spouse; 14,670 shares of common stock in Mr. Foster’s IRA account; and the unvested portion of a restricted stock award (time-based) of 1,250 shares.

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(4) Amount disclosed includes 403 shares of common stock owned by Mr. Henry, and the unvested portion of a restricted stock award (time-based) of 210 shares.

(5) Amount disclosed includes 1,443 shares of common stock owned by Mr. Jenkins, of which 575 shares are held in Mr. Jenkins’ IRA account; and the unvested portion of a restricted stock award (time-based) of 210 shares.

(6) Amount disclosed includes 2,070 shares of common stock owned by Mr. Katzen, of which 114 shares are held jointly with Mr. Katzen’s spouse; 300 shares in Mr. Katzen’s IRA account; and 6,841 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Michael A. Katzen; and the unvested portion of a restricted stock award (time-based) of 210 shares.

(7) Amount disclosed includes 2,783 shares of common stock owned by Mr. Toalson, of which 2,050 shares are held jointly with Mr. Toalson’s spouse; 5,438 shares of common stock held in Mr. Toalson’s IRA account; 1,481 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Michael L. Toalson; and the unvested portion of a restricted stock award (time-based) of 210 shares.

(8) Amount disclosed includes 8,703 shares of common stock owned by Mr. Walton, of which 2,250 shares are held jointly with his spouse; 3,266 shares of common stock in Mr. Walton’s IRA accounts; 47 shares of common stock owned by Mr. Walton’s spouse; and the unvested portion of a restricted stock award (time-based) of 210 shares.

(9) Amount disclosed includes 734 shares of common stock owned by Mr. Whittemore; 6,786 shares of common stock in Mr. Whittemore’s IRA accounts; 1,255 shares of common stock owned by Mr. Whittemore’s spouse; 2,186 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO George R. Whittemore; and the unvested portion of a restricted stock award (time-based) of 210 shares. Mr. Whittemore also has stock options for 157 shares, which vested on July 15, 2013 and have not been exercised.

(10) Amount disclosed includes 10,714 shares of common stock owned by Mr. Hendricks, of which 807 shares are held jointly with his spouse; 4,957 shares of common stock in Mr. Hendricks’ IRA account; 1,964 shares of common stock owned by Mr. Hendricks’ spouse; and the unvested portion of a restricted stock award (time-based) of 750 shares.

(11) Amount disclosed includes 8,761 shares of common stock owned by Mr. Morehead, of which 2,920 shares of common stock are held in Mr. Morehead’s IRA account; and the unvested portion of a restricted stock award (time-based) of 500 shares.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of March 25, 2020, certain information known to the Company with respect to the beneficial ownership of shares of common stock by owners of 5% or more of the outstanding shares of the Company’s common stock. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of such owner living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby such owner can vest title in himself at once or at some future time.

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Kenneth R. Lehman	753,979(1)	51.86%
122 North Gordon Road
Fort Lauderdale, FL 33301

(1) This information is based solely on a Form 4 filed by Mr. Lehman with the SEC on March 17, 2020.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of common stock, to file reports of ownership and changes in ownership of common stock. Officers and directors are required by regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2019, all of the Company’s insiders were in compliance with the reporting requirements of Section 16(a), other than there were fourteen late filings, specifically Form 4 filings for shares issued following the June 17, 2019 vesting of performance-based restricted stock units granted under the 2015 Stock Incentive Plan to Raymond T. Avery, III, Craig D. Bell, William G. Foster, James E. Hendricks, Jr., Frank E. Jenkins, Jr., Devon M. Henry, Donald M. Kaloski, Jr., Michael A. Katzen, Rebecca L. Kline, Max C. Morehead, Jr., Michael L. Toalson, Charles E. Walton, George R. Whittemore and James C. Winn.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the board of directors and its committees.

Board Leadership

The positions of Chair of the board of directors and President and Chief Executive Officer of the Company are held by separate persons due to the distinct and time-consuming natures of these roles. The principal role of the President and Chief Executive Officer is to manage the business of the Company in a safe, sound, and profitable manner. The role of the board of directors, including its Chair, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the Company for the benefit of its shareholders, to balance the interests of the Company’s diverse constituencies including shareholders, customers, employees, bank regulators, and communities, and to identify business opportunities for the Bank and mortgage company.

Each director of the Company also serves as a director of the Bank. Our directors are also actively involved in our strategic planning process and the management of our nonperforming assets.

Independence of the Directors

The board of directors has determined that the following eight individuals of its nine current members are independent as defined by applicable SEC rules and the listing standards of the Nasdaq Stock Market (“Nasdaq”): Raymond T. Avery, III, Craig D. Bell, Devon M. Henry, Frank E. Jenkins, Jr., Michael A. Katzen, Michael L. Toalson, Charles E. Walton and George R. Whittemore. In reaching this conclusion, the board of directors considered that the Company and its subsidiary conduct business with companies of which certain members of the board of directors or members of their immediate families are or were directors or officers.

There were no other relationships between the Company and its directors except as disclosed below under “Certain Relationships and Related Transactions”.

Board and Committee Meeting Attendance

In 2019, there were thirteen meetings of the Company’s board of directors and twelve meetings of the Bank’s board of directors. Each director attended greater than 75% of the aggregate number of meetings of the board of directors and meetings of committees of which the director was a member in 2019.

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Executive Sessions

The board of directors generally holds executive sessions of non-employee directors at each board meeting. At least one executive session is held for the purpose of formally evaluating the President and Chief Executive Officer. Any independent director can request that an executive session be scheduled.

Board’s Role in Risk Oversight

The board of directors oversees risk to be reasonably certain that the Company’s risk management policies, procedures, and practices are consistent with corporate strategy and functioning appropriately.

The board of directors performs its risk oversight in several ways, including through the Bank’s Board Risk Committee, which was established in 2018. The Board Risk Committee is responsible for providing fiduciary oversight to achieve the Company’s enterprise risk management vision and mission. Enterprise risk management helps achieve this vision by creating a comprehensive approach to anticipate, identify, prioritize and manage material risks to our business strategies. The board of directors establishes standards for risk management by approving policies that address and mitigate the Company’s most material risks. These include policies addressing credit risk, interest rate risk, capital risk, and liquidity risk, as well as Bank Secrecy Act/Anti-Money-Laundering compliance. The board of directors also monitors, reviews, and reacts to risk through various reports presented by management, internal and external auditors, and regulatory examiners.

The goal of the Board Risk Committee is to open up lines of communication among the directors, executives and employees. The Committee ensures that management has identified, assessed and established a risk management infrastructure capable of addressing those risks given the scope and complexity of the Company. These risks include credit, liquidity, accounting, legal, compliance, operational, interest rate, strategic and reputational risks. The Committee also oversees the division of risk-related responsibilities to each board committee as clearly as possible and performs a gap analysis to determine that the oversight of any risks are not missed.

The board of directors conducts certain risk oversight activities through its other committees with direct oversight over specific functional areas. The risk oversight activities of the Audit, Compensation, Executive, and Nominating and Corporate Governance Committees are described in the “Committees of the Board” section of this Proxy Statement, below; in the “Executive Compensation” section, beginning on page 15 and in the “Audit Information” section, beginning on page 30.

The board of directors is empowered to create additional standing and ad hoc committees to facilitate regular monitoring and deeper analysis of matters that may arise from time to time. The board of directors also meets regularly in an outside directors’ session to discuss a variety of topics, including risk, without members of management present.

In the foregoing ways, the full board of directors is able to monitor the Company’s risk profile and risk management activities on an ongoing basis.

Committees of the Board

The Company has an Audit Committee, Compensation Committee, Executive Committee, and Nominating and Corporate Governance Committee. The Bank also has a Board Risk Committee.

Audit Committee

The Company’s Audit Committee assists the board of directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The board of directors has adopted a written charter for the Audit Committee. A copy of the charter is available at our website at www.villagebank.com under “Corporate Information - Governance Documents”.

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The members of the Audit Committee are Messrs. Jenkins (Chair), Avery, Toalson, Walton and Whittemore. The board of directors, in its business judgment, has determined that such directors are independent as defined by Nasdaq’s listing standards and SEC regulations. The board of directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Messrs. Jenkins, Walton and Whittemore qualify as audit committee financial experts as defined by SEC regulations.

The Audit Committee met four times in 2019. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 30.

Compensation Committee

The Company’s Compensation Committee assists the board of directors in fulfilling their responsibility to the shareholders to ensure that the Company's officers, key executives, and board members are compensated in accordance with the Company's total compensation objectives and executive compensation policy. The Compensation Committee advises and recommends for approval compensation policies, strategies, and pay levels necessary to support organizational objectives. The board of directors has adopted a written charter for the Compensation Committee. A copy of the charter is also available at our website at www.villagebank.com under “Corporation Information - Governance Documents”.

The members of the Compensation Committee are Messrs. Katzen (Chair), Bell, Henry and Walton, all of whom the board in its business judgment has determined are independent as defined by Nasdaq’s listing standards and SEC regulations.

The Compensation Committee met five times in 2019. For additional information regarding the Compensation Committee, see “Executive Compensation” on page 15.

Executive Committee

When the board of directors is not in session, the Executive Committee is authorized to exercise all of the board of director’s power except for certain responsibilities of the board of directors, such as approval of an amendment of the articles of incorporation, a plan of merger or consolidation or the issuance of stock.

The members of the Executive Committee are Messrs. Bell (Chair), Jenkins, Katzen, Whittemore and Foster. The Executive Committee met twelve times in 2019.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting and recommending to the board of directors with respect to (i) nominees for election at the Annual Meeting of Shareholders, and (ii) nominees to fill board vacancies. The board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available at our website at www.villagebank.com under “Corporate Information - Governance Documents”.

The members of the Nominating and Corporate Governance Committee are Messrs. Bell (Chair), Jenkins, Katzen and Whittemore, all of whom the board of directors in its business judgment has determined are independent as defined by Nasdaq’s listing standards and SEC regulations.

The Nominating and Corporate Governance Committee met two times in 2019.

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Board Risk Committee

The Board Risk Committee is responsible for providing fiduciary oversight to achieve the Bank’s enterprise risk management vision and mission, as described in the Board’s Role in Risk Oversight on page 11.

All nine members of the Bank board serve on the Board Risk Committee. The Committee was previously known as the Credit Risk Management Committee and Enterprise Risk Management Committee; however, in August 2018, the Committees were combined to form the Board Risk Committee. This Committee met a total of eight times in 2019.

Director Nomination Process

In identifying potential nominees, the Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, including the current composition of the board of directors, the range of talents, experiences and skills that would best complement those that are already represented on the board of directors, the balance of management and independent directors and the need for specialized expertise. The Nominating and Corporate Governance Committee considers candidates for board membership suggested by its members and by management, and the independent directors will also consider candidates suggested informally by a shareholder of the Company.

In the consideration of director nominees, including any nominee that a shareholder may submit, the Nominating and Corporate Governance Committee considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;
•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the board of directors; and
•	The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the Nominating and Corporate Governance Committee to consider formally in connection with an annual meeting as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the board of directors under the Company's Bylaws.

Under the process used by the Company for selecting new board candidates, the Nominating and Corporate Governance Committee identifies the need to add a new board member with specific qualifications or to fill a vacancy on the board. The Committee will initiate a search, working with staff support and seeking input from board members and executive management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the board of directors. A determination is made as to whether board members have relationships with preferred candidates and can initiate contacts. The Nominating and Corporate Governance Committee interviews prospective candidates. The board of directors meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval.

Director Compensation

Members of the board of directors of the Company do not receive fees for their service as directors. However, all of the directors of the Company also serve as directors of the Bank, and the non-employee directors are compensated for their service on the Bank board. In 2019, the Chair of the board of directors of the Bank received a $24,000 retainer payable semi-annually in increments of $12,000. The Chairmen of the Audit Committee, Board Risk Committee and Compensation Committee each received a $22,000 retainer payable semi-annually in increments of $11,000. Each of the remaining non-employee members of the board of directors of the Bank received a $20,000 retainer payable semi-annually in increments of $10,000. Directors do not receive attendance fees for board or committee meetings.

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Board members who are also officers of the Company or the Bank receive compensation only for their executive roles. They do not receive additional compensation for board service or attending committee meetings.

In 2005, the Bank adopted the Outside Directors Deferral Plan under which non-employee directors of the Bank have the opportunity to defer receipt of all or a portion of their compensation until retirement or departure from the board of directors. Any amounts deferred under this plan are maintained in an account for the benefit of the director and are credited annually with interest on the cash portion of the deferred amount at a market rate established at the beginning of each plan year (5.44% for 2019).

The following table provides information concerning the compensation of all non-employee directors for the year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)		Stock Awards (2) ($)	BOLI Income ($)	Total ($)

R.T. Avery, III	$20,000	(1)	$7,102	$519	$27,621
Craig D. Bell	$24,000	(1)	$7,102	$182	$31,284
Devon M. Henry	$20,000		$7,102	$-	$27,102
Frank E. Jenkins, Jr.	$22,000	(1)	$7,102	$-	$29,102
Michael A. Katzen	$22,000	(1)	$7,102	$-	$29,102
Michael L. Toalson	$20,000		$7,102	$360	$27,462
Charles E. Walton	$20,000		$7,102	$-	$27,102
George R. Whittemore	$22,000		$7,102	$463	$29,565

(1)	All fees earned by the director were deferred for the year ended December 31, 2019.
(2)	Represents the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation - Stock Compensation. These awards are part of the long-term incentive plan described on page 18 and consist of time-vested restricted stock. The time-vested awards vest over a three-year period. The grant date fair value per share was $33.82 and was based on the Company's common stock closing price on July 29, 2019.

Annual Meeting Attendance

The Company encourages members of the board of directors to attend the Annual Meeting of shareholders. All directors serving at the time attended the 2019 Annual Meeting.

Communications with Directors

Any director may be contacted by writing to the named director, c/o Village Bank and Trust Financial Corp., P.O. Box 330, 13319 Midlothian Turnpike, Midlothian, Virginia 23113. Communications to the non-management directors as a group may be sent to the same address, c/o the Corporate Secretary of the Company. The Company promptly forwards all such correspondence to the indicated directors.

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EXECUTIVE COMPENSATION

Introduction

This section of the Proxy Statement provides an overview and explanation of the material information relevant to understanding the objectives, policies, and the philosophy underlying the Company’s compensation programs for its executives, focusing on the named executive officers (referred to as “NEOs”). The NEOs for 2019 were as follows:

•	William G. Foster, President and Chief Executive Officer of the Company
•	James E. Hendricks, Jr., Executive Vice President, Chief Operating Officer and Chief Risk Officer of the Bank
•	Max C. Morehead, Jr., Executive Vice President-Commercial Banking of the Bank

This section of the Proxy Statement is intended to inform shareholders about certain incentive compensation plans as well as components of compensation paid to the NEOs. Following this section, the Company provides additional information relating to executive compensation in a series of tables, including important explanatory footnotes and narrative. The Summary Compensation Table is incorporated by reference into this section.

At the 2019 Annual Meeting of the Company’s shareholders, the shareholders voted to approve, on an advisory basis, the compensation of the Company’s NEOs, as described in the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in the Company’s 2019 Proxy Statement. Excluding abstentions and broker non-votes, the vote was 895,859 shares “For” (91.15% of the shares voted) and 15,856 shares “Against” (1.61% of the shares voted).

The Compensation Committee took into account the result of the shareholder vote in determining executive compensation policies and decisions since the 2019 Annual Meeting. The Compensation Committee viewed the vote as an expression of the shareholders’ overall satisfaction with the Company’s current executive compensation programs. While the Compensation Committee considered this shareholder satisfaction in determining to continue the Company’s executive compensation programs, decisions regarding incremental changes in individual compensation were made in consideration of the factors described below.

Compensation Policy and Objectives

The Compensation Committee’s compensation philosophy with respect to its executive officers is one of pay for performance. Accordingly, an executive officer’s annual compensation consists of a base salary, an annual monetary bonus and stock-based compensation. The annual monetary bonus is utilized to reward our executives for achieving short-term financial and productivity goals, and stock-based compensation is utilized for achieving long-term financial and productivity goals. The Compensation Committee evaluates all compensation plans to ensure that they do not encourage unnecessary or excessive risk.

The Compensation Committee’s primary objective is to provide competitive levels of compensation to attract, retain and reward outstanding executive officers. In a highly competitive community banking marketplace, excellent leadership is essential. Our executive officers are expected to manage the business of the Company in a manner that promotes its growth and profitability for the benefit of our shareholders. To that end, we believe that:

•	Our key executives should have compensation opportunities at levels that are competitive with peer institutions;
•	Total compensation should include significant “at risk” components that are linked to annual and longer term performance results; and
•	Stock-based compensation should form a key component of total compensation as a means of linking executive management to the long-term performance of the Company and aligning their interests with those of shareholders.

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Compensation Consultants

The Compensation Committee has engaged Lockton Companies, LLC as an independent executive compensation advisor. The compensation advisor advises the Compensation Committee on matters relating to compensation benchmarking, staying current with regulatory and legal issues related to executive compensation, and designing appropriate compensation programs. As part of its consultation with the Compensation Committee, the compensation advisor provides the Committee with peer group comparisons. The Compensation Committee has direct access to the consultant and control over its engagement. The Compensation Committee has determined that the work of the compensation advisor and its employees as compensation consultants to the Company has not created any conflict of interest.

Base Salary

The Company believes that a competitive salary for executive management is essential. Furthermore, flexibility to adapt to the particular skills of an individual or the specific needs of the Company is required. Proposed salary adjustments for executive management are presented to the Compensation Committee by the Chief Executive Officer, typically during the second quarter. The Compensation Committee reviews the recommendations, makes any further adjustments and generally approves the recommendations with input from the Compensation Committee’s external compensation advisor. Recommendations regarding adjustments to Mr. Foster’s salary are reviewed and, if appropriate, approved by the board of directors.

There were modest salary increases for the NEOs during 2019. The base salaries for 2018 and 2019 were as follows:

Name and Principal Position	Year	Base Salary ($)

William G. Foster	2019	$310,000
President and Chief	2018	$300,000
Executive Officer

James E. Hendricks, Jr.	2019	$230,000
Executive Vice President/	2018	$215,000
Chief Operating Officer
and Chief Risk Officer

Max C. Morehead Jr.	2019	$196,000
Executive Vice President/	2018	$190,000
Commercial Banking

Short-Term Incentive Compensation

In 2017 and again in 2018, the board of directors approved a short-term incentive plan to reward executives for creating value for the Company by achieving corporate and individual performance goals during 2018 and 2019, respectively. The corporate goals included measures of net income before taxes and incentive accrual, noninterest expense to average assets for the Bank, average relationship deposits, average core loans, and noninterest income to budget for the Bank. The Compensation Committee was given the responsibility to administer and enforce the plan. Under the plan, the following incentive targets were set for each of the NEOs if certain Company performance goals were attained, adjusted for the NEO’s individual performance results against the plan:

	Percent of Base Salary
Name	2018	2019
William G. Foster	30%	30%
James E. Hendricks, Jr.	20%	20%
Max C. Morehead, Jr.	15%	15%

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Actual awards would be adjusted upward or downward based on actual performance results versus goal and individual performance relative to goal. The Company performance goals were partially met in 2018 and the following awards were paid to NEOs in March 2019:

Name	Amount	Percent of Base Salary
William G. Foster	$53,045	18%
James E. Hendricks, Jr.	$30,000	14%
Max C. Morehead, Jr.	$22,000	12%

The Company performance goals were partially met in 2019 and the following awards were paid to NEOs in March 2020:

Name	Amount	Percent of Base Salary
William G. Foster	$116,000	37%
James E. Hendricks, Jr.	$55,000	24%
Max C. Morehead, Jr.	$31,000	16%

Long-Term Incentive Plans

2015 Long-Term Incentive Plan

On June 30, 2015, the board approved a Long-Term Incentive Plan under which executives and directors were awarded time-vested restricted stock grants and performance-based restricted stock units. The time-vested restricted stock awards vested annually with 10% vesting on December 31, 2015 and 30% vesting on each of December 31, 2016, 2017 and 2018. The performance-based restricted stock units were earned based on performance versus goals for 2015-2018. Goals were established in the following categories and carried the following weighting:

25%	Consolidated Net Income before Taxes less Preferred Stock Dividends
25%	Consolidated Gross Loan Balances (excluding loans held for sale)
25%	Bank Adversely Classified Items Ratio
25%	Consolidated Efficiency Ratio
100%

The Company’s performance goals were partially met in 2018, and the following awards were paid to the NEOs:

Name	Year	Target Shares (#)	Consolidated Net Income before Taxes les Preferred Stock Dividends	Consolidated Gross Loan Balances (excluding loans held for sale)	Bank Adversely Classified Items Ratio	Consolidated Efficiency Ratio	Fair Value of Actual Award ($)(1)
William G. Foster	2018	1,800	25%	25%	25%	0%	$44,010

James E. Hendricks, Jr.	2018	900	25%	25%	25%	0%	$22,005

Max. C. Morehead Jr.	2018	675	25%	25%	25%	0%	$16,504

(1) The amount represents the fair value of the awards on the vesting date calculated in accordancw ith Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The fair falue per share was $32.60 and was based on the Company's common stock closing price on March 29, 2019.

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2018 Long-Term Incentive Plan

On June 26, 2018, the board approved a Long-Term Incentive Plan under which directors were awarded time-vested restricted stock and performance-based restricted stock units. Executives were awarded performance-based restricted stock units. The time-vested restricted stock awards were to vest annually with 33.333% scheduled to vest on each of July 1, 2019, 2020 and 2021. The performance-based restricted stock units were to vest based on performance versus goals for 2019-2020. Goals were established in the following categories and carried the following weighting:

50%	Consolidated Return on Tangible Common Equity
50%	Bank Adversely Classified Items Ratio
100%

On June 17, 2019, the ownership of the Company’s largest shareholder exceeded 50% of the Company’s outstanding common stock, which triggered change in control provisions included in the Company’s 2015 Stock Incentive Plan. The award agreements for the 2018 Long-Term Incentive Plan awards provided for the acceleration of the vesting of the restricted stock and restricted stock units in the event of a change in control, with the restricted stock units vesting at the maximum potential value of the awards as shown in the table below.

Name	Year	Target Shares (#)	Consolidated Return on Tangible Common Equity	Bank Adversely Classified Items Ratio	Fair Value of Actual Award ($)(1)
William G. Foster	2019	1,800	1,500	1,250	$92,125

James E. Hendricks, Jr.	2019	900	938	782	$57,620

Max. C. Morehead Jr.	2019	675	675	563	$41,473

(1) The amount represents the fair value of the awards on the vesting date calculated in accordance with Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The fair value per share was $33.50 and was based on the Company's common stock closing price on June 17, 2019,

2019 Long-Term Incentive Plan

On July 23, 2019, the board approved a Long-Term Incentive Plan under which directors were awarded time-vested restricted stock. Executives were awarded time-vested restricted stock and performance-based restricted stock units. The time-vested restricted stock awards vest annually with 33.333% vesting on each of July 29, 2020, 2021 and 2022. The performance-based restricted stock units can be earned based on performance versus goals for 2020-2021 with shares issued in 2022. Goals were established in the following categories and carry the following weighting:

50%	Consolidated Return on Tangible Common Equity
50%	Bank Adversely Classified Items Ratio
100%

In granting the stock awards for 2018 and 2019, the Compensation Committee asked its external compensation advisor to provide a recommendation regarding incentive stock awards for executive management and directors. The Compensation Committee’s advisor recommended stock awards and/or stock units for each executive based on the Company’s executive compensation philosophy statement. As a result of this evaluation, the Compensation Committee and board approved performance-based restricted stock units in 2018 to reward and retain the named executives and other key officers of the Company and Bank, and a combination of time-vested restricted stock and performance-based restricted stock units in 2019. There were no time-vested restricted stock awards granted to executive officers in 2018. The stock-based compensation for the NEOs shown in the Summary Compensation Table includes the target value of the performance-based restricted stock units as of the date of grant.

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Supplemental Executive Retirement Plan

We believe that retirement compensation plays an important role in retaining key executives, as well as helping them provide for retirement. The Compensation Committee engaged an independent compensation advisor to analyze the total retirement benefits provided by the Company and/or the Bank and Social Security to employees with various levels of compensation and years of service so that the Compensation Committee could determine the projected replacement ratio of income at retirement compared with active employment. Because of limits under our qualified retirement plan on the amount of deferrals that our executives can make, several of our executives can expect to have a lower retirement replacement ratio than we have targeted for all employees. Consequently, as a matter of “pension equity”, we have adopted a supplemental plan, which should provide a benefit for designated executives that will help approach the targeted retirement replacement ratio.

The Company will provide a supplemental retirement plan benefit of $50,000 annually for 20 years to Mr. Foster, a benefit of $25,000 annually for 15 years to Mr. Hendricks, and a benefit of $25,000 annually for 15 years to Mr. Morehead. The participants are fully-vested in their respective benefits as a result of the change of control of the Company described above, and each participant’s payments will begin following his termination of employment with the Company. In the event of a pre-termination death, the executive’s named beneficiary receives the benefit under the applicable payout schedule. In the event of a post-termination death, the executive’s named beneficiary receives any remaining benefit payments under the applicable payout schedule.

Employment and Change-of-Control Agreements with Named Executive Officers

Securing the continued service of key executives is essential to the successful future of the Company. Employment agreements and change of control agreements assist the Company by providing security to key executives.

The Company has an employment agreement with Mr. Foster. The Bank has an employment agreement with Mr. Hendricks and a change of control agreement with Mr. Morehead.

Mr. Foster’s employment agreement was entered into on October 1, 2017, and the initial term of the agreement was set to expire on September 30, 2020. The agreement automatically renewed for an additional 12 months on September 30, 2019 so that the current term will expire on September 30, 2020. The agreement will automatically extend on each September 30 thereafter, unless either party gives notice of nonrenewal at least 90 days prior to the expiration of the then current term. Pursuant to the agreement, Mr. Foster is entitled to receive an annual base salary of not less than $300,000.00. His current base salary is $310,000. The Bank’s board of directors will review his base salary at least annually and may make adjustments in its discretion. Mr. Foster is entitled to cash bonuses and stock-based awards in such amounts as may be determined by the Company’s or the Bank’s board of directors in accordance with the terms and conditions of the applicable incentive plans in effect for senior executives of the Company and the Bank. Mr. Foster is also entitled to participate in the Village Bank Supplemental Executive Retirement Plan as described above. Pursuant to his agreement, if Mr. Foster is terminated without “Cause” (as defined in his agreement) or resigns for “Good Reason” (as defined in his agreement), he will be paid two times the sum of (i) his annual base salary as of the date of termination, plus (ii) a bonus equal to 30% of such base salary. If, within 24 months following a change of control of the Company, he is terminated by the Company without Cause, he terminates his employment for Good Reason or the Company fails to renew his agreement, he will be paid a lump sum cash payment equal to 2.99 times the sum of (i) his annual base salary as of the date of termination, plus (ii) a bonus equal to 30% of his annual base salary. As a result of the change in control of the Company described above, if on or prior to June 17, 2021, Mr. Foster is terminated by the Company without Cause, he terminates his employment for Good Reason or the Company fails to renew his agreement, he will be entitled to a lump sum cash payment equal to 2.99 times the sum of (i) his annual base salary as of the termination date, plus (ii) a bonus equal to 30% of his annual base salary.

19

Mr. Hendricks’s employment agreement was entered into on December 20, 2018 and the initial term of the agreement will expire on December 20, 2021. The agreement will automatically extend for an additional 12 months on December 20, 2020, and on each December 20 thereafter, unless either party gives notice of nonrenewal at least 90 days prior to the expiration of the then current term. Pursuant to the agreement, Mr. Hendricks is entitled to receive an annual base salary of not less than $210,000. His current base salary is $230,000. The Bank’s board of directors will review his base salary at least annually and may make adjustments in its discretion. Mr. Hendricks is entitled to cash bonuses and stock-based awards in such amounts as may be determined by the Company’s or the Bank’s board of directors in accordance with the terms and conditions of the applicable incentive plans in effect for senior executives of the Company and the Bank. Mr. Hendricks is also entitled to participate in the Village Bank Supplemental Executive Retirement Plan as described above. Pursuant to his agreement, if Mr. Hendricks is terminated without “Cause” (as defined in his agreement) or resigns for “Good Reason” (as defined in his agreement), he will be paid for 12 months following his termination the sum of (i) his annual base salary as of the date of termination, plus (ii) an annual bonus amount equal to 20% of his annual base salary. If, within 24 months following a change of control of the Company, he is terminated by the Bank without Cause, he terminates his employment for Good Reason or the Bank fails to renew his agreement, he will be paid a lump sum cash payment equal to two times the sum of (i) his annual base salary as of the date of termination, plus (ii) an annual bonus amount equal to 20% of his annual base salary. As a result of the change in control of the Company described above, if on or prior to June 17, 2021, Mr. Hendricks is terminated by the Company without Cause, he terminates his employment for Good Reason or the Company fails to renew his agreement, he will be entitled to a lump sum cash payment equal to two times the sum of (i) his annual base salary as of the date of termination, plus (ii) a bonus equal to 20% of his annual base salary.

Mr. Morehead’s change of control agreement was entered into on March 24, 2020 and the initial term of the agreement will expire on March 31, 2022. The agreement replaced his prior change in control agreement with the Bank, dated May 1, 2018, which was to expire on May 1, 2020 in accordance with its terms. The change of control agreement may be extended for an additional period of up to 24 months at the discretion of the board of directors. Pursuant to the terms of the agreement, if, within 12 months following a change of control of the Company, Mr. Morehead’s employment is terminated by the Bank without “Cause” (as defined in his agreement) or by Mr. Morehead following a reduction in his base salary of at least 10%, then he will be entitled to a lump sum cash payment equal to nine months of his monthly base salary as in effect on his termination date or in effect immediately prior to the change of control, whichever is greater.

Other Benefits and Agreements

All NEOs are eligible to participate in the health and welfare benefit programs available to all of the Company’s employees. These programs include medical, dental, and vision coverages, short and long-term disability plans, and life insurance.

In addition, the Company has a 401(k) profit sharing plan. The NEOs participate in this plan and are fully vested in their own contributions. The Company’s discretionary matching contributions cliff vest 100% at two years.

The Company and certain members of the board of directors and NEOs are parties to split dollar life insurance agreements or bank owned life insurance (“BOLI”) agreements. Generally, under each split dollar or BOLI agreement, the Company has life insurance on the executive’s life. Upon death, a death benefit will be paid to the executive’s designated beneficiary, or to his estate, as may be applicable, under the provisions of the applicable agreement, and a death benefit will also be paid to the Company. Any death benefit paid to the Company will be in excess of any death benefit paid to the insured executive’s designated beneficiary.

All NEOs have access to a Non-Qualified Deferred Compensation plan, which allows a select group of management and highly compensated employees to save additional pre-tax dollars beyond the current retirement plan limits. Participants may elect to defer dollars from base salary, incentive pay, commissions, and/or 401(k) refunds per the terms of this program. All participants in the plan are fully vested in their own contributions. There were no NEOs participating in the plan as of December 31, 2019.

20

Summary Compensation Table

The following table presents information concerning the compensation of the NEOs for services rendered in all capacities to the Company and the Bank.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($) (4)	Total ($)

William G. Foster	2019	$305,588	$-	$84,550	$116,000	$220,592	$15,985	$742,715
President and Chief	2018	$294,038	$-	$67,500	$53,045	$67,220	$6,600	$488,403
Executive Officer

James E. Hendricks, Jr.	2019	$222,771	$-	$50,730	$55,000	$112,499	$15,447	$456,447
Executive Vice President/	2018	$210,728	$50	$42,188	$30,000	$25,040	$6,600	$314,606
Chief Operating Officer
and Chief Risk Officer

Max C. Morehead Jr.	2019	$193,379	$50	$33,820	$31,000	$118,132	$13,770	$390,151
Executive Vice President/	2018	$186,224	$-	$30,375	$22,000	$23,590	$6,600	$268,789
Commercial Banking

(1) The amounts represent the grant date fair value of the awards calculated in accordance with Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The 2018 stock awards consist of performance-based restricted stock awards. The performance-based awards in the above table assume the probable outcome of performance conditions is equal to the targeted potential value of the awards. The performance-based awards can be earned over a period of two years. The grant date fair value per share was $33.75 and was based on the Company's common stock closing price on July 1, 2018. The 2019 stock awards consist of time-vested and performance-based restricted stock awards. The performance-based awards in the above table assume the probable outcome of performance conditions is equal to the targeted potential value of the awards. The time-vested awards vest over a period of three years and the performance-based awards can be earned over a period of two years.  The grant date fair value per share was $33.82 and was based on the Company's common stock closing price on July 29, 2019. The Assumptions used in the calculation of these amounts are included in Note 14 of the Company's audited financial statements for the year ended December 31, 2019 included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2020.

(2) The amounts in this column reflect the short-term incentive compensation awards for 2019 and 2018, which are discussed in further detail on page 16.

(3) The amounts in this column for the period ended 2019 include the recognition of compensation expense associated with the accelerated vesting of retirement benefits, which were a result of the change in control of the Company described on page 18.

(4) Amounts shown in the "All Other Compensation" column are detailed in the following table:

All Other Compensation

			Company
			Contributions	Company
			to Retirement	Vehicle /
Name and Principal		BOLI	and 401(k)	Automobile	Telephone
Position	Year	Income	Plans	Allowance	Allowance	Total

William G. Foster	2019	$598	$8,787	$6,000	$600	$15,985
	2018	$549	$8,659	$6,000	$600	$15,800

James E. Hendricks, Jr.	2019	$-	$8,847	$6,000	$600	$15,447
	2018	$-	$8,184	$6,000	$600	$14,108

Max. C. Morehead Jr.	2019	$-	$7,170	$6,000	$600	$13,770
	2018	$-	$7,183	$6,000	$600	$13,783

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Stock Awards in 2019

The following table sets forth certain information with respect to the amount and value of equity awards granted to the NEOs during 2019.

Grants of Plan-Based Awards in 2019

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)

William G. Foster	7/29/2019	1,250	-	$-	$42,275
	7/29/2019	1,250	-	$-	$42,275

James E. Hendricks, Jr.	7/29/2019	750	-	$-	$25,365
	7/29/2019	750	-	$-	$25,365

Max C. Morehead, Jr.	7/29/2019	500	-	$-	$16,910
	7/29/2019	500	-	$-	$16,910

(1) The amounts represent the grant date fair value of the awards calculated in accordance with Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation - Stock Compensation. Stock awards consist of performance-based restricted stock units and time-vested restricted stock. The performance-based awards in the above table assume the probable outcome of performance conditions is equal to the targeted potential value of the awards. The maximum potential value of the performance-based awards for Mr. Foster is $63,446, Mr. Hendricks is $38,081, and Mr. Morehead is $23,365. The time-vested awards vest over a period of three years and the performance-based awards can be earned over a period of two years. The grant date fair value per share was $33.82 and was based on the Company's common stock closing price on July 29, 2019. Assumptions used in the calculation of these amounts are included in Note 14 of the Company's audited financial statements for the year ended December 31, 2019 included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2020.

Outstanding Equity Awards

The following table sets forth certain information with respect to the amount and value of outstanding equity awards on an award-by-award basis held by the NEOs at December 31, 2019.

Outstanding Equity Awards at Fiscal Year-end

		Stock Awards
		Number of		Market Value
		Shares		of Shares
		or Units		or Units
		of Stock That		of Stock That
	Grant	Have Not		Have Not
Name	Date	Vested (#)		Vested ($)(1)

William G. Foster	7/29/2019	1,250	(2)	$46,388
	7/29/2019	1,250	(3)	$46,388
		2,500		$92,776

James E. Hendricks, Jr.	7/29/2019	750	(2)	$27,833
	7/29/2019	750	(3)	$27,833
		1,500		$55,666

Max C. Morehead, Jr.	7/29/2019	500	(2)	$18,555
	7/29/2019	500	(3)	$18,555
		1,000		$37,110

(1) The market value of the stock awards that have not vested was determined based on the per share closing price of the Company's common stock on December 31, 2019 ($37.11).

(2) Performance-based restricted stock unit awards under the 2019 Long-Term Incentive Plan described on page 18.

(3) Time-vested restricted stock awards under the 2019 Long-Term Incentive Plan described on page 18.

22

Equity Compensation Plans

The following table summarizes information, as of December 31, 2019, relating to the Company’s stock-based compensation plans, pursuant to which grants of options to acquire shares of common stock may be granted from time to time.

	Number of Shares To be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plans approved by shareholders	12,310	$33.83	6,471
Equity compensation plans not approved by shareholders	-	-	-
Total	12,310	$33.83	6,471

Certain Relationships and Related Transactions

Some of the directors and officers of the Company are customers of the Company and the Bank, and the Company and the Bank have had banking transactions in the ordinary course of business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with persons not related to the Company. All outstanding loans to such officers and directors and their associates are current as to principal and interest and do not involve more than the normal risk of collectability or present other unfavorable features. None of such outstanding loans is classified as non-accrual, past due, restructured or a potential problem.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to the Company.

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PROPOSAL TWO

ADVISORY (NON-BINDING) VOTE TO APPROVE

NAMED EXECUTIVE OFFICER COMPENSATION

As part of implementing the “say on pay” requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, pursuant to applicable rules, the SEC requires a separate and non-binding shareholder vote to approve the compensation of the named executive officers in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse a company’s executive pay program. Accordingly, shareholders of the Company are being asked to approve the following resolution:

“RESOLVED, that the shareholders of Village Bank and Trust Financial Corp. approve the compensation of named executive officers as disclosed in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission.”

As stated above, this is an advisory vote only. Approval of the proposed resolution requires the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote.

The board of directors believes that the Company’s compensation policies and procedures are strongly aligned with the long-term interests of its shareholders. Because your vote is advisory, it will not be binding upon the board of directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

24

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE VILLAGE BANK

AND TRUST FINANCIAL CORP. 2015 STOCK INCENTIVE PLAN

The Proposal

The board of directors has approved, and recommends that the Company’s shareholders approve, an amendment to the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan (the “Plan”). The proposed amendment increases the number of shares of common stock reserved for issuance under the Plan from 60,000 to 120,000 (an increase of 60,000 shares). There are no other proposed changes to the Plan.

The Company’s experience with stock options and other stock-based incentives has convinced the board of directors of the important role stock-based incentives play in recruiting and retaining officers, directors and employees, and in encouraging such persons to have a greater financial investment in the Company. The board of directors approved the amendment to the Plan on February 25, 2020.

The number of additional shares that the board of directors is requesting to add to the Plan (60,000 shares) was based upon careful consideration of the equity compensation needs of the Company, including an assessment of the number of shares likely to be needed for future equity grants. As described below, the board of directors also considered the potential dilution to shareholders that would result from their approval of the amendment of the Plan. The board of directors believes that approving the additional 60,000 shares of common stock for issuance under the Plan is appropriate and in the best interests of shareholders given current expectations on hiring and employee retention demands created by recent business growth, the highly competitive environment in which the Company recruits and retains employees, and the Company’s historical rate of issuing equity awards. The board of directors will continue to carefully consider the advisability of any future grants under the Plan.

In developing the recommended share increase for the Plan and analyzing the impact to shareholders, the board of directors considered the Company’s historical “burn rate,” which the board considers to be a key metric of how the Company’s equity compensation program affects shareholders.

Burn rate provides a measure of the potential dilutive impact of equity awards. Set forth below is a table that shows the Company’s burn rate for the 2017, 2018 and 2019 fiscal years as well as the average over those years.

Year	Options Granted	Restricted Stock Awards Granted	Restricted Stock Units Granted(1)	Total Shares Granted	Total Shares Granted (Adjusted)(2)	Weighted Average Shares Outstanding	Gross Burn Rate

2019	-	8,355	6,235	14,590	36,475	1,453,759	2.51%
2018	-	3,465	11,135	14,600	36,500	1,435,283	2.54%
2017	-	4,670	2,040	6,710	16,775	1,412,000	1.19%
		Three-year average 2.08%

(1) Reflects the maximum potential shares underlying the performance-based restricted stock units.

(2) Reflects the number of shares underlying equity awards granted in the year, adjusted by a burn-rate multiplier of 2.5, which incorporates a measure of stock price volatility.

This Company’s average burn rate over the past three years of 2.08% compares favorably to the burn rates of peer companies, which indicates responsible management by the Company’s board of directors of the available Plan share pool. The Company expects that the additional 60,000 shares, together with the remaining 6,471 shares available for issuance under the Plan, will last approximately five years based on the Company’s historical share grants.

25

Summary of the Plan

The complete text of the Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix A. The following summary provides a general description of the principal features of the Plan and is qualified in its entirety by reference to Appendix A.

The board of directors administers the Plan. The Plan authorizes the board of directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the board:

•	stock options;
•	stock awards, which include awards of both common stock and restricted stock;
•	stock unit awards; and
•	stock appreciation rights

Administration of the Plan

The board of directors appointed the Compensation Committee to administer the Plan. The Compensation Committee has the power to select Plan participants, determine the type of stock-based award that will be granted, and fix the number of shares subject to the grant. The vesting, exercisability, payment and other terms or restrictions applicable to an award are determined by the Compensation Committee and set forth in a written award agreement approved by the Compensation Committee and delivered to the participant as soon as practicable following the grant of the award. In addition, the Compensation Committee has the authority to interpret the Plan, to adopt, amend, or waive rules or regulations for the Plan’s administration, and to make all other determinations for administration of the Plan.

Eligibility of Participants

All the employees of the Company and its subsidiaries and affiliates are eligible to receive awards under the Plan. In addition, members of the board and other individuals who perform significant services for the Company may receive awards under the Plan. Any awards made to members of the Compensation Committee must be approved by the board.

Shares Available Under the Plan

If the shareholders approve the amendment to the Plan, the Company will be authorized to issue up to 120,000 shares of common stock under the Plan. Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

As of March 25, 2020, the Company has made grants and awards of 88,675 shares of common stock reserved for issuance under the Plan, which includes 35,146 shares that have been forfeited or canceled in accordance with the terms of a grant or award or have been surrendered or withheld in satisfaction of tax withholding requirements. As a result, 6,471 shares of common stock remain available for grants and awards under the Plan. On March 25, 2020, the closing price for a share of the Company’s common stock on the Nasdaq Capital Market was $25.07.

The Company intends to continue to grant awards under the Plan to directors, eligible officers and key employees. No determination has been made as to which of the persons eligible to participate in the Plan will receive awards under the Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

Grants and Awards under the Plan

The principal features of each type of award authorized under the Plan are summarized as follows.

26

Stock Options

Stock options granted under the Plan may be incentive stock options (which meet the requirements of Section 422 of the Internal Revenue Code (the “Code”)) and options that do not qualify as incentive stock options. A stock option entitles a recipient to purchase shares of common stock at the exercise price. The Compensation Committee will fix the exercise price at the time the stock option is granted, provided the exercise price cannot be less than 100% of the fair market value of share of the Company’s common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the shares’ fair market value on the date of grant). The exercise price may be paid in cash, by delivery of previously acquired shares with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, through a “net share exercise” whereby the Company withholds and retains sufficient shares issuable in connection with the stock option to cover the exercise price, through a “cashless exercise” procedure that enables the participant the opportunity to sell immediately some of the shares underlying the exercised portion of the stock option to generate sufficient cash to pay the exercise price, or through a combination of the foregoing.

Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Compensation Committee, including the requirement that they will not be exercisable after ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder of the Company).

Restricted Stock Awards

The Plan permits the grant of restricted stock awards. A restricted stock award is an award of common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service and/or the achievement of certain performance objectives. Unless a restricted stock award agreement provides otherwise, a participant who receives a restricted stock award will have all the rights of a shareholder as to those shares, including the right to vote and the right to receive dividends.

Restricted Stock Unit Awards

The Compensation Committee may also award restricted stock units (“RSUs”) under the Plan. An RSU is an award stated with reference to a number of shares of common stock. The Compensation Committee may place such restrictions on the vesting and settlement of RSUs as the Compensation Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of certain performance objectives. The RSU may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the RSU agreement, cash, shares of common stock or a combination of cash and shares of common stock. A participant who receives a restricted stock unit award will not have the rights of a shareholder as to the shares underlying the units until the units vest and the shares are issued.

Stock Appreciation Rights

The Plan authorizes the Compensation Committee to grant Stock Appreciation Rights (“SARs”) that entitle the recipient upon exercise to receive cash, shares of common stock or a combination of the two. The amount that a recipient will receive upon exercise of the SAR will equal the excess of the fair market value of a share of common stock on the date of exercise over the share’s fair market value on the date of grant (the “initial value”), multiplied by the number of shares for which the SAR is exercised. SARs will become exercisable in accordance with the terms prescribed by the Compensation Committee. SARs may be granted in tandem with an option or independently from an option grant. The exercise of SARs granted in tandem with options will terminate those options, and the exercise of the related options will cancel the tandem SARs. The term of a SAR cannot exceed ten years from the date of grant or five years in the case of a SAR granted in tandem with an incentive stock option awards to a 10% shareholder of the Company.

Stock Awards

The Compensation Committee will be authorized to grant stock awards under the Plan. Stock awards are shares of unrestricted common stock. The Compensation Committee will determine the terms and conditions to which a stock award is subject, if any. A stock award may be made by the Compensation Committee in its discretion without cash consideration and may be granted as settlement of a performance-based compensation award.

27

Incentive Awards

The Compensation Committee will be authorized to grant incentive awards under the Plan. Incentive awards are intended to be performance-based compensation awards under Section 162(m) of the Code. Incentive awards, including the performance objective and the related performance period, will be determined by the Compensation Committee in its discretion. After a performance period has ended, the holder of an incentive award is entitled to receive the value of the award based on the degree to which the performance objectives and other conditions established by the Compensation Committee have been satisfied. Payment of incentive awards will be in cash, stock or a combination of the two as determined by the Compensation Committee, and may be paid in a lump sum or in installments.

Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Generally, no federal income tax liability is incurred by a participant at the time a stock option or SAR is granted. If the stock option is an incentive stock option, no income will be recognized upon the participant’s exercise of the stock option, provided holding periods required by the tax laws are satisfied. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a non-statutory stock option or SAR generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option exercise price or the amount paid in settlement of the SAR.

Federal income tax liability is incurred on the award of restricted stock when the stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the recipient of the restricted stock makes a Section 83(b) election under the Code to have the grant taxed as compensation income at fair market value on the date of grant. At that time, the recipient recognizes income equal to the fair market value of the common stock.

Other equity-based awards under the Plan generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares or other property, or (in the absence of an appropriate election) the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares or other property.

Other Information

The Plan also provides that no award may be granted after March 24, 2025. The board of directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval, if the amendment (i) increases the total number of shares of the Company stock reserved for issuance pursuant to awards under the Plan; (ii) expands the class of persons eligible to receive awards; (iii) materially increases the benefits accruing to participants under the Plan; or (iv) otherwise requires shareholder approval under the Code, Rule 16b-3, or the rules of the stock exchange on which the Company stock is traded.

Vote Required

The amendment to the Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of common stock. Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE

VILLAGE BANK AND TRUST FINANCIAL CORP. 2015 STOCK INCENTIVE PLAN

28

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has appointed the firm of Yount, Hyde & Barbour, P.C. as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2020.

The selection of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that it is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of Yount, Hyde & Barbour, P.C., the board of directors will reconsider whether to retain Yount, Hyde & Barbour, P.C., and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the board of directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests.

A majority of the votes cast at the meeting by holders of the common stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives of Yount, Hyde & Barbour, P.C. are expected to participate in the Annual Meeting, and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2020

29

AUDIT INFORMATION

The Audit Committee operates under a written charter that the board of directors has adopted.

	Yount, Hyde & Barbour, P.C.		BDO USA, LLP
	2019	2018	2019	2018
Audit fees (1)	$93,650	$90,900	$42,500	$49,000
Audit-related fees (2)	26,800	26,200	8,500	13,000
Tax fees (3)	15,000	14,500	-	22,560
All other fees	-	-	-	-
Total	$135,450	$131,600	$51,000	$84,560

(1) Audit fees: Audit and review services, consents, review of documents filed with the SEC.
(2) Audit-related fees: Audit of the VBA Defined Contribution Plan; agreed upon procedures related to the U.S. Department of Education Student Loan Program; and HUD engagement for Village Bank Mortgage Corporation.
(3) Tax fees: Preparation of tax returns and consultation on tax matters.

Fees of Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Yount, Hyde & Barbour, P.C., billed the following fees for services provided to the Company for the fiscal year ended December 31, 2019 and 2018 and BDO USA, LLP, the Company’s former independent registered public accounting firm, billed the following fees for the fiscal year ended December 31, 2019 and 2018:

Change in Independent Registered Public Accountants

On November 8, 2017, the Company, with the approval of the Audit Committee, notified BDO USA, LLP that BDO USA, LLP was being dismissed as the Company’s independent registered public accounting firm, effective immediately following the filing of the Form 10-K for the year ended December 31, 2017, which occurred on March 30, 2018. Yount, Hyde & Barbour, P.C. was appointed as the Company’s independent registered public accounting firm for the year ended December 31, 2018, effective as of March 30, 2018.

During the fiscal year ended December 31, 2017, and during the subsequent interim period from January 1, 2018 through March 30, 2018, (i) the Company did not have any disagreement with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to BDO USA, LLP’s satisfaction, would have caused BDO USA, LLP to make reference to the subject matter of the disagreement in their reports of the Company’s consolidated financial statements; and (ii) there were no “reportable events” as the term is defined in Item 304(a)(1)(v) of Regulation S-K. BDO USA, LLP’s reports on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2017 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2017, and during the subsequent interim period from January 1, 2018 through March 30, 2018, the Company did not consult with Yount, Hyde & Barbour, P.C. on any matter relating to either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Yount, Hyde & Barbour, P.C. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Item 304(a)(1)(v) of Regulation S-K, respectively.

Audit Committee Report

The Audit Committee is composed of five directors, each of whom is independent within the meaning of the listing standards of Nasdaq and SEC regulations. The Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

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Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements; and complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements; and expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles (“GAAP”).

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of (a) the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; (b) the accounting firm engaged for the purpose of performing internal audit procedures for the Company; (c) the firm engaged for the purpose of performing a review of the loan portfolio for the Company; and (d) monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

The Audit Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2019 were prepared in accordance with GAAP. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Yount, Hyde & Barbour, P.C. the matters required to be discussed by Auditing Standard No. 1301 “Communication with Audit Committees,” issued by the Public Company Accounting Oversight Board. The Audit Committee has also received the written disclosures and the letter from Yount, Hyde & Barbour, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding Yount, Hyde & Barbour, P.C.’s communications with the Audit Committee concerning independence, and has discussed with Yount, Hyde & Barbour, P.C. the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C. and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit Committee, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC. By recommending to the board of directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee Members

Frank E. Jenkins, Jr., Chair

Raymond T. Avery, III

Michael L. Toalson

Charles E. Walton

George R. Whittemore

Midlothian, VA

April 6, 2020

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Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2021 ANNUAL MEETING OF SHAREHOLDERS

The next Annual Meeting of shareholders will be held by the Company on or about May 18, 2021. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company’s Proxy Statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than December 7, 2020. All such proposals and notifications should be sent to William G. Foster, President and Chief Executive Officer, at P.O. Box 330, 13319 Midlothian Turnpike, Midlothian, Virginia 23113.

The Company’s bylaws also prescribe the procedure that a shareholder must follow to nominate directors for election. Such nominations require written notice delivered to the Secretary of the Company at its principal executive office not less than 60 days nor more than 90 days prior to the date of the Annual Meeting; or in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made, the shareholder has 10 days after the earlier of the date of notice or public disclosure to give written notice. The written notice must provide certain information and representations regarding both the nominee and the shareholder making the nomination and a written consent of the nominee to be named in a Proxy Statement as a nominee and to serve as a director if elected. Any shareholder may obtain a copy of the bylaws, without charge, upon written request to the Corporate Secretary of the Company. Based upon an anticipated date of May 18, 2021 for the next Annual Meeting, the Company must receive any notice of nomination or other business no later than March 19, 2021 and no earlier than February 17, 2021 for such meeting.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. FOR THOSE SHAREHOLDERS THAT ONLY RECEIVED THE NOTICE OF INTERNET AVAILABILITY, THIS PROXY STATEMENT AND THE 2019 ANNUAL REPORT ARE AVAILABLE AT WWW.ENVISIONREPORTS.COM/VBFC. A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO DONALD M. KALOSKI, JR., EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

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Appendix A

VILLAGE BANK AND TRUST FINANCIAL CORP.

2015 STOCK INCENTIVE PLAN

(as amended February 25, 2020, subject to shareholder approval on May 19, 2020)

1. Purpose; Eligibility.

(a) General Purpose. The purpose of the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan (the “Plan”) is to further the long-term stability and financial success of the Company (as defined below) by attracting and retaining personnel, including employees, directors and consultants, through the use of stock incentives. The Company believes that ownership of Company Stock (as defined below) will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its Affiliates (as defined below) are and will be largely dependent for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.

(b) Eligible Award Recipients. Any employee of, director of, or consultant to the Company or an Affiliate (including any advisory director) who, in the judgment of the Committee (as defined below), has contributed or can be expected to contribute to the profits or growth of the Company or the Affiliate is eligible to become a Participant (as defined below). The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award (as defined below) and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board (as defined below).

(c) Available Awards. Awards of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, and Incentive Awards (as such terms are defined below) may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Non-Statutory Stock Options (as such terms are defined below).

(d) Date of Adoption. The Plan was adopted by the Board of Directors of the Company on March 24, 2015, subject to the approval of the Plan by the Company’s shareholders. The Plan will operate with the existing Village Bank and Trust Financial Corp. Incentive Plan, as amended as of February 25, 2014 (the “Existing Plan”), until the Existing Plan expires on February 28, 2016.

2. Certain Definitions. The following terms have the meanings indicated:

(a) Act. The Securities Exchange Act of 1934, as amended.

(b) Affiliate. A corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

(c) Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company or an Affiliate is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock.

(d) Award. The award of an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Stock Award or Incentive Award under the Plan.

(e) Board. The Board of Directors of the Company.

(f) Cause. With respect to any employee or Consultant: (1) if the employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (2) if no such agreement exists, or if such agreement does not define Cause, the definition of Cause contained in the Award agreement. With respect to any director, a determination by a majority of the disinterested Board members that the director has engaged in conduct that is covered by the definition of Cause set forth in the Award agreement.

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The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(g) Change in Control.

(i) The acquisition by any Person (as defined below) of beneficial ownership of 50% or more of the then outstanding shares of Company Stock, provided that an acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege) shall not constitute a Change in Control;

(ii) Individuals who constitute the Board on the effective date of the Plan (the “Incumbent Board”) cease to constitute a majority of the Board, provided that any director whose nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding any such individual whose initial assumption of office is in connection with an actual or threatened election contest or actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation by the Company of a reorganization, merger, share exchange or consolidation (a “Reorganization”), provided that the consummation of a Reorganization will not constitute a Change in Control if, upon consummation of the Reorganization, each of the following conditions is satisfied:

(1) more than 50% of the then outstanding shares of common stock of the corporation resulting from the Reorganization is beneficially owned by all or substantially all of the former shareholders of the Company in substantially the same proportions as their ownership existed in the Company immediately prior to the Reorganization; and

(2) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from the Reorganization were members of the Incumbent Board at the time of the execution of the initial agreement providing for the Reorganization; or

(iv) The complete liquidation or dissolution of the Company, or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 2(g), “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Act.

(h)     Code. The Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(i) Committee. The Committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 16, or if no such Committee has been appointed, the Board.

(j) Company. Village Bank and Trust Financial Corp., a Virginia corporation.

(k) Company Stock. Common stock of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 14) the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(l) Consultant. A person or entity rendering consulting or advisory services to the Company or an Affiliate who is not an “employee” for purposes of employment tax withholding under the Code.

(m) Date of Grant. The effective date of an Award granted by the Committee.

(n) Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code. As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

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(o) Fair Market Value

(i) If the Company Stock is listed on any established stock exchange or quoted on any established stock market system (including the OTC Bulletin Board or any market operated by the OTC Markets Group Inc.), its Fair Market Value shall be the closing price for such stock on the Date of Grant (or if no sales were reported the closing price on the immediately preceding date on which the Company Stock was traded) as reported by such exchange or stock market system or such other source as the Committee deems reliable; provided, however, the Committee may elect to use the average closing price over a designated number of consecutive days to determine the Fair Market Value if the daily volume of trading in the Company Stock is not, in the sole discretion of the Committee, sufficient to be a reliable indicator of Fair Market Value.

(ii) If the Company Stock is not publicly traded, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith and such determination shall be conclusive and binding on all persons, provided that the fair market value of Company Stock subject to an Incentive Stock Option shall be determined in good faith within the meaning of Treasury Regulation §1.422-2(e)(2).

(iii) Fair Market Value shall be determined as of the Date of Grant specified in the Award.

(iv) The Committee reserves the right to specify in the Award agreement the appropriate method for determining Fair Market Value for purposes of recognizing any gain or deductions for tax purposes in a manner consistent with the Code in connection with the exercise or vesting of an Award.

(p) Incentive Award. A Performance-Based Compensation Award (as defined below) awarded upon the terms and subject to the restrictions set forth in Section 10.

(q) Incentive Stock Option. An Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Section 422 of the Code.

(r) Nonstatutory Stock Option. An Option that does not meet the requirements of Section 422 of the Code, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

(s) Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(t) Participant. Any individual who is granted an Award under the Plan.

(u) Performance-Based Compensation Award. An Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of a performance objective applicable, which may or may not be a Performance Goal (as defined below). If a Performance-Based Compensation Award is intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the grant of the Award, the establishment of the Performance Goal, the making of any modifications or adjustments and the determination of satisfaction or achievement of the Performance Goal shall be made during the period or periods required under and in conformity with the requirements of Section 162(m) of the Code. The terms and conditions of each Performance-Based Compensation Award, including the performance objective and performance period, shall be set forth in an agreement with the Participant or in a sub-plan of the Plan which is incorporated by reference into the agreement.

(v) Performance Goal. One or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award that is intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code. The extent to which such performance measures or goals are met will determine the amount or value of the Award to which a Participant is entitled to exercise, receive or retain. For purposes of this Plan, a Performance Goal may be particular to a Participant, and may include any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of an Affiliate, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (1) stock value or increases in stock value; (2) earnings per share and/or earnings per share growth; (3) earnings and/or earnings growth (before or after one or more of dividends, taxes, interest, depreciation and/or amortization); (4) total shareholder return; (5) operating cash flow; (6) return on equity, tangible equity, assets, capital and/or investment; (7) net revenue or net revenue growth; (8) gross profit or gross profit growth; (9) deposits, loan and/or equity levels or growth thereof; (10) working capital targets; (11) cost control measures; (12) regulatory compliance; (13) gross, operating or other margins; efficiency ratio (as generally recognized and used for bank financial reporting and analysis); interest income; (16) non-interest income; (17) credit quality; (18) net charge-offs and/or non- performing assets (excluding such loans or classes of loans as may be designated for exclusion); (19) customer satisfaction; (20) satisfactory internal or external audits; (21) maintenance or improvement of regulatory or financial ratings or ratios; (22) achievement of balance sheet or income statement objectives; (23) budget and expense management; (24) achievement of strategic performance objectives; and (25) achievement of merger or acquisition objectives.

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Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the performance period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

The Committee, in its sole discretion, but subject to any applicable limitations under Section 162(m) of the Code, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement or modification thereof) and/or in a management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders, if any, for the applicable year.

(w) Restricted Stock. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

(x) Restricted Stock Unit. An Award, designated as a restricted stock unit, under the Plan that represents the right to receive Company stock and/or cash in lieu thereof upon the terms and subject to the restrictions set forth in Section 7 and which, unless otherwise expressly provided, is valued by reference to the Fair Market Value of a share of Company Stock.

(y) Rule 16b-3. Rule 16b-3 promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(z) Stock Appreciation Right or SAR. An Award granted under Section 8 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the Fair Market Value of a share of Company Stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR.

(aa) Stock Award. Company stock awarded upon the terms and subject to the restrictions set forth in Section 9.

(bb) 10% Shareholder. A person who owns, directly or indirectly and within the meaning of Section 422 or 424 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.

3. Shares Subject to the Plan

(a) Subject to adjustment as provided in Section 14 of the Plan, a total of 120,000 shares of Company Stock shall be available for the grant of Awards under the Plan.

(b) Any shares of Company Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan.

(c) Multiple grants of Awards under the Plan may be made in any calendar year to a Participant. Subject to adjustment as provided in Section 14 of the Plan, no Participant shall be granted during any one calendar year more than 50,000 shares of Company Stock or cash Awards of more than $500,000 in the aggregate. If an Award is to be settled in cash, the number of shares of Company Stock on which the Award is based shall count toward the individual calendar year limit set forth in this Section 3(c).

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4. Stock Options

(a) Option Grant. Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Non-Statutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall be the Stock Option Agreement between the Company and the Participant. A Participant’s Stock Option Agreement shall set forth all restrictions on disposition and transfer applicable to the Option shares. Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Stock Option.

(b) Exercise Price. The Committee shall establish the exercise price of Options. The exercise price of an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c) Term. The Committee shall establish the term of each Option in the Participant’s Stock Option Agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Stock Option Agreement, after the termination of the Participant’s employment with the Company and/or its Affiliates.

(d) Time of Exercise.

(i) During Participant’s Employment. Options may be exercised during their terms in whole or in part at such times as may be specified by the Committee in the Participant’s Stock Option Agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate.

(ii) After Participant’s Termination of Employment. The Committee shall set forth in the Participant’s Stock Option Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after the earlier of (a) (i) three months from the Participant’s termination of employment with the Company and/or its Affiliates for reasons other than Disability or death; or (ii) one year from the Participant’s termination of employment on account of Disability or death; or (b) the expiration of the Option’s term. The Stock Option Agreement may provide for various conditions with respect to the exercise of the Option after termination of employment, including, but not limited to, compliance with noncompetition and confidentiality covenants.

(iii) After Participant’s Death. If a Participant dies and if the Participant’s Stock Option Agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the executor or administrator of the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death during the time period specified in the Stock Option Agreement, but not later than the expiration of the Option’s term.

The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Section 422 of the Code, and, as a result the option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.

(e) Limit on Exercise of Incentive Stock Options. An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and its Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Non-statutory Stock Options to the extent permitted by law.

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5. Method of Exercise of Options

(a) Exercise. Options may be exercised by giving written notice of the exercise to the Company, stating the Option being exercised and the number of shares the Participant has elected to purchase under the Option.

(b) Payment. In no event shall any shares be issued pursuant to the exercise of an Option until the Participant has made full payment for the shares of Company Stock (including payment of the exercise price and any Applicable Withholding Taxes). Company Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows, provided that the Committee may impose such limitations and restrictions on payments with shares of Company Stock as the Committee, in its discretion, deems advisable:

(i) in cash or by check, payable to the order of the Company;

(ii) by delivery of Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), provided that such method of payment is then permitted under applicable law and the Company Stock was owned by the Participant at least six months prior to such delivery;

(iii) by withholding and retention by the Company of sufficient shares of Company Stock issuable in connection with the exercise to cover the exercise price (a “net share exercise”);

(iv) by delivery of a properly executed exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes; or

(v) by any combination of the above permitted forms of payment.

(c) Delivery of Shares. The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws. The Company may require of the Participant a customary indication of his or her investment intent. A Participant shall not possess shareholder rights with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate (or made an equivalent book-entry notation in the records of the Company’s stock transfer agent) for the shares of Company Stock acquired.

(d) Disqualifying Disposition. If a Participant disposes of shares acquired upon exercise of an Incentive Stock Option within two (2) years from the date the Option is granted or within one (1) year after the issuance of such shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of shares disposed of, and any other information relating thereto that the Company may reasonably request.

6. Restricted Stock Awards

(a) Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject. This notice, when duly accepted in writing by the Participant, shall be the Restricted Stock Agreement between the Company and the Participant. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. Alternatively, the Committee may determine that the Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

(b) Restrictions on Transferability and Vesting. The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and/or achievement of performance objectives, which may or may not be Performance Goals. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s (or an Affiliate’s) achievement of established performance objectives and, where applicable, after a determination of the satisfaction or achievement of any Performance Goal. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

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(c) Lapse of Restrictions on Transferability. The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, the meeting of performance objectives, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change in Control.

(d) Rights of the Participant and Restrictions. A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Restricted Stock Agreement and in the Plan. In other respects, unless otherwise provided in the Restricted Stock Agreement, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon; provided that the Restricted Stock Agreement may provide that any cash dividends and stock dividends with respect to Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such shares and, if such share is forfeited, the Participant shall have no right to such dividends. To the extent stock certificates are delivered to the Participant, the certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Restricted Stock Agreement.

7. Restricted Stock Unit Awards

(a) Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Unit Award, notice shall be given to the Participant stating the number of Restricted Stock Units in the Award, the Date of Grant, and the terms and conditions to which the Award is subject. No shares of Company Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. This notice, when duly accepted in writing by the Participant, shall be the Restricted Stock Unit Agreement between the Company and the Participant. A Restricted Stock Unit Award may be made by the Committee in its discretion without cash consideration.

(b) Restrictions on Vesting. The Committee may place such restrictions on the vesting and settlement of Restricted Stock Units as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of performance objectives, which may or may not be Performance Goals. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock Unit will vest on the Company’s achievement of established performance objectives and, where applicable, after a determination of the satisfaction or achievement of any Performance Goal. Restricted Stock Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered.

(c) Vesting and Settlement. The Committee shall establish as to each Restricted Stock Unit Award the terms and conditions upon which the Awards shall vest and be settled. Such terms and conditions may include, without limitation, the passage of time, the achievement of performance objectives, the lapsing of such restrictions, vesting and/or settlement as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change in Control.

(d) Rights of the Participant. A Participant shall have no voting rights with respect to Restricted Stock Units. At the discretion of the Committee, to the extent set forth in the Restricted Stock Unit Agreement each Restricted Stock Unit (representing one share of Company Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Company Stock. Dividends credited to a Participant’s account and attributable to any particular Restricted Stock Unit shall be distributed in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such accumulated dividends to the Participant upon settlement of such Restricted Stock Unit. If such Restricted Stock Unit is forfeited, the Participant shall have no right to such accumulated dividends.

(e) Settlement. Unless otherwise provided in the Restricted Stock Unit Agreement, a Participant’s Restricted Stock Units which vest shall be immediately settled by the issuance and delivery to the Participant of one share of Company Stock for each vested Restricted Stock Unit or the payment of cash in an amount equal to the number of shares which vested multiplied by the Fair Market Value of a share on the vesting date, or a combination thereof as determined by the Committee.

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8. Stock Appreciation Rights.

(a) Grant. Whenever the Committee deems it appropriate to grant Stock Appreciation Rights, notice shall be given to the Participant stating the number of shares for which SARs are granted, the Date of Grant, the exercise price and terms and conditions to which the award is subject. SARs may be granted alone (“Stand-Alone SARs”) or in tandem with an Option granted under the Plan (“Tandem SARs”). This notice, when duly accepted in writing by the Participant, will be the Stock Appreciation Right Agreement between the Company and the Participant.

(b) Tandem SARs. Tandem SARs may be exercised with respect to all or part of the shares of Company Stock subject to the Option in connection with which it is granted (a ”Related Option”). The exercise of Tandem SARs will cause a reduction in the number of shares of Company Stock subject to the Related Option equal to the number of shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, will cause a reduction in the number of shares subject to the Tandem SAR equal to the number of shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

(c) Exercise. In no event shall the term of any SAR granted under the Plan exceed ten years from the Date of Grant. A SAR may be exercised only when the Fair Market Value of a share exceeds either (i) the Fair Market Value per share on the Date of Grant (typically denominated as the exercise price) in the case of a Stand-Alone SAR or (ii) the exercise price of the Related Option in the case of a Tandem SAR. Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR will expire no later than the expiration of the Related Option, will be transferable only when and under the same conditions as the Related Option and will be exercisable only when the Related Option is eligible to be exercised. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(d) Payment. Upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per share on the date of exercise of the SAR over (B) the exercise price specified in the Stock Appreciation Right Agreement or in the related Stock Option Agreement in the case of a Tandem SAR. The Stock Appreciation Right Agreement may provide for a payment of the SAR at the time of exercise or, on an elective or non-elective basis, for payment of the SAR at a later date, adjusted (if so provided in the Stock Appreciation Right Agreement) from the date of exercise based on an interest or other basis (including deemed investment of the SAR payment in shares of Company Stock) set forth in the Stock Appreciation Right Agreement.

(e) Transfer. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

9. Stock Awards

Whenever the Committee deems it appropriate to grant a Stock Award, notice shall be given to the Participant stating the number of shares of unrestricted Company Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject, if any. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to any terms imposed by the Plan and the Committee, as soon as practicable after the Date of Grant. A Stock Award may be made by the Committee in its discretion without cash consideration and may be granted as settlement of a Performance-Based Compensation Award.

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10. Incentive Awards

(a) Grant. Whenever the Committee deems it appropriate to grant an Incentive Award, notice shall be given to the Participant stating the terms and conditions of the Award. This notice, when duly accepted in writing by the Participant, shall be the Incentive Award Agreement between the Company and the Participant. An Incentive Award may be made by the Committee in its discretion without consideration other than the rendering of services.

(b) Performance. Each Incentive Award is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the performance objective and performance period (which may be equal to, less than or more than one year), shall be set forth in the Incentive Award Agreement or in a sub-plan of the Plan which is incorporated by reference into the Incentive Award Agreement. The Committee shall set the performance objective in its discretion for each Participant who is granted an Incentive Award.

(c) Settlement. After a performance period has ended, the holder of an Incentive Award shall be entitled to receive the value thereof based on the degree to which the performance objectives and other conditions established by the Committee and set forth in the Incentive Award Agreement (or sub-plan incorporated by reference into the Incentive Award Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of an Incentive Award shall be made in cash, Company Stock or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as determined by the Committee.

(d) Transfer. No Incentive Award granted under the Plan may be sold, transferred, pledged, assigned, or encumbered, otherwise than by will or by the laws of descent and distribution. All rights with respect to Incentive Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

11. Applicable Withholding Taxes

Each Participant shall agree, as a condition of receiving an Award, to pay to the Company or the Affiliate, or make arrangements satisfactory to the Company or the Affiliate regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company or the Affiliate have been made, no stock certificates (or, in the case of Restricted Stock, Restricted Stock Units and Stock Awards, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company or the Affiliate to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company or the Affiliate retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.

12. Non-transferability of Awards

(a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below, without prior written approval from the Committee.

(b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may on a case by case basis grant or amend Non-statutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate in its sole discretion.

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13. Termination, Modification or Amendment of the Plan

(a) If not sooner terminated by the Board, this Plan shall terminate at the close of business on March 24, 2025. The Board may at any time terminate, suspend, or modify the Plan; provided that the Board shall not, without stockholder approval, make any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by the stockholders of the Company including, (i) increasing the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), (ii) expanding the class of persons eligible to receive Awards, (iii) materially increasing the benefits accruing to Participants under the Plan, or (iv) otherwise requires shareholder approval under the Code, Rule 16b-3, or the rules of a stock exchange on which Company Stock is traded. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3, to ensure compliance with Section 409A of the Code and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder.

(b) No Awards shall be made under the Plan after its termination, and no termination or amendment of the Plan shall, without the consent of the Participant or his Beneficiary, adversely affect a Participant’s rights under an Award previously granted to him, but it shall be conclusively presumed that any adjustment to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder or any adjustment pursuant to Section 14, does not adversely affect any such right.

14. Change in Capital Structure

(a) In the event of changes in the outstanding shares of Company Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization occurring after the Date of Grant of any Award, the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), including the per Participant maximums provided for in Section 3(c), the exercise price of Options and SARs, and other relevant provisions shall be equitably adjusted by the Committee as to the number, price or kind of consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code.

(b) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

15. Change in Control

(a) In the event of a Change in Control of the Company, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(i) Provide for the acceleration of the vesting schedule relating to the exercise or realization of the Award so that the Award may be exercised or realized in full on or before a date initially fixed by the Committee;

(ii) Provide for the cancellation, purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(iii) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; or

(iv) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change in Control.

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(b) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16. Administration of the Plan

(a) The Plan shall be administered by the Committee, which shall be appointed by the Board. If no Committee is appointed, the Plan shall be administered by the Board. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “Non-Employee Directors” as that term is defined in Rule 16b-3, or by the Board. Awards that are intended to be performance-based compensation for purposes of Section 162(m) of the Code shall be made by the Committee, or subcommittee of the Committee, comprised solely of two or more “outside directors” as that term is defined for purposes of Section 162(m) of the Code.

(b) Subject to the express provisions of the Plan, the Committee shall have full and final authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award and the nature of the Award; (ii) the number of shares of Company Stock to be covered by each Award; (iii) whether Options shall be Incentive Stock Options or Non-statutory Stock Options; (iv) the Fair Market Value of Company Stock; (v) the time or times when an Award shall be granted, (vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested; (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (viii) whether a Change in Control has occurred; (ix) factors relevant to the lapse of restrictions, vesting, exercise and settlement of Awards; (x) when Options and SARs may be exercised; (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes; (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted; (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan; and (xiv) any additional requirements relating to Awards that the Committee deems appropriate.

(c) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award agreement. The interpretation and construction of any provisions of the Plan or an Award agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(d) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

(e) Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as “performance-based compensation” under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as “performance- based compensation” under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

17. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

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18. Compliance with Code Section 409A. To the extent applicable, this Plan is intended to comply with Section 409A of the Code, and the Committee shall interpret and administer the Plan in accordance therewith. In addition, any provision, including, without limitation, any definition, in this Plan document that is determined to violate the requirements of Section 409A of the Code shall be void and without effect and any provision, including, without limitation, any definition, that is required to appear in this Plan document under Section 409A of the Code that is not expressly set forth shall be deemed to be set forth herein, and the Plan shall be administered in all respects as if such provisions were expressly set forth. In addition, the timing of certain payment of benefits provided for under this Plan shall be revised as necessary for compliance with Section 409A of the Code.

19. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company or any Affiliate pursuant to any such law, government regulation or stock exchange listing requirement).

20. Interpretation and Governing Law. The terms of this Plan and Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia, excluding any choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Agreement to the substantive law of another jurisdiction. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable; they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

21. No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an employee with or without notice and with or without Cause or (b) the service of a director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of Virginia in the case of the Company or the corporate law of the jurisdiction in which an Affiliate is incorporated, as the case may be. Further, the grant of an Award shall not obligate the Company or any Affiliate to pay an employee any particular amount of remuneration or to make further grants to the employee at any time thereafter.

22. Forfeiture Events. The Committee may specify in an Award agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award agreement or otherwise applicable to the Participant, a termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

23. Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

24. Non-Uniform Treatment. The Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award agreements.

Adopted: March 24, 2015

Amended: February 25, 2020, subject to shareholder approval

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/VBFC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/VBFC Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •1. To elect as directors for terms expiring in 2023: +For Withhold For Withhold For Withhold 01 - Raymond T. Avery, III 02 - William G. Foster 03 - Charles E. Walton For Against Abstain For Against Abstain 2. To approve, in an advisory (non-binding) vote, Village Bank and 3. To approve an amendment to the Village Bank and Trust Financial Trust Financial Corp.’s named executive officer compensation. Corp. 2015 Stock Incentive Plan. For Against Abstain 4. To ratify the appointment of Yount, Hyde & Barbour, P.C. as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the fiscal year ending December 31, 2020. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 037QZF

The 2020 Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. will be held on Tuesday, May 19, 2020, 10:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/249128519. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is VBFC2020. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/VBFC • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — VILLAGE BANK AND TRUST FINANCIAL CORP. + Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 19, 2020 Michael L. Toalson and George R. Whittemore, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. to be held on May 19, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees for election to the Board of Directors and FOR Proposals 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.